Exhibit 99.1

JOINT FILING AGREEMENT

The undersigned hereby agree to the joint filing on behalf of each of them of the Statement on Schedule 13D with respect to the Class A Common Stock of Amplitude, Inc., and any further amendments to such statement on Schedule 13D executed by each of them pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended.

The undersigned further agree that each party hereto is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such party contained therein; provided, however, that no party is responsible for the completeness or accuracy of the information concerning any other party making the filing, unless such party knows or has reason to believe that such information is inaccurate.

This Joint Filing Agreement may be executed in separate counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Joint Filing Agreement on March 4, 2022.

Sequoia Capital Global Growth Fund III – Endurance Partners, LP

By:	SCGGF III –Endurance Partners Management, L.P.
its General Partner

By:	SC US (TTGP), Ltd., its General Partner

By:	/s/ Douglas Leone
Douglas Leone, Director

Sequoia Capital U.S. Growth Fund VIII, L.P.

By:	SC U.S. Growth VIII Management, L.P., its General Partner

By:	SC US (TTGP), Ltd., its General Partner

By:	/s/ Douglas Leone
Douglas Leone, Director

Sequoia Capital U.S. Venture 2010—Seed Fund, L.P.

By:	SC U.S. Venture 2010 Management, L.P., its General Partner

By:	SC US (TTGP), Ltd., its General Partner

By:	/s/ Douglas Leone
Douglas Leone, Director

Sequoia Capital U.S. Growth Fund IX, L.P.

By: SC U.S. Growth IX Management, L.P., its General Partner

By:	SC US (TTGP), Ltd.,
its General Partner

By:	/s/ Douglas Leone
Douglas Leone, Director

Sequoia Capital U.S. Growth Partners Fund IX, L.P.

By: SC U.S. Growth IX Management, L.P., its General Partner

By:	SC US (TTGP), Ltd.,
its General Partner

By:	/s/ Douglas Leone
Douglas Leone, Director

Sequoia Capital U.S. Growth IX Principals Fund, L.P.

By: SC U.S. Growth IX Management, L.P., its General Partner

By:	SC US (TTGP), Ltd.,
its General Partner

By:	/s/ Douglas Leone
Douglas Leone, Director

SCGGF III –Endurance Partners Management, L.P.

By:	SC US (TTGP), Ltd.
its General Partner

By:	/s/ Douglas Leone
Douglas Leone, Director

SC U.S. Growth VIII Management, L.P.

By:	SC US (TTGP), Ltd., its General Partner

By:	/s/ Douglas Leone
Douglas Leone, Director

SC U.S. Venture 2010 Management, L.P.

By:	SC US (TTGP), Ltd. its General Partner

By:	/s/ Douglas Leone
Douglas Leone, Director

SC U.S. Growth IX Management, L.P., By: SC US (TTGP), Ltd., its General Partner By: /s/ Douglas Leone Douglas Leone, Director SC US (TTGP), Ltd.

By:	/s/ Douglas Leone
Douglas Leone, Director

Douglas Leone

By:	/s/ Douglas Leone

Roelof Botha

By:	/s/ Roelof Botha